UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 18, 2013

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices)(Zip Code)

(281) 258-4400
(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE PREPARATION AND FILING OF RESTATED FINANCIAL STATEMENTS AND PERIODIC REPORTS, ASSESSMENT OF INTERNAL CONTROL DEFICIENCIES AND CONSIDERATION OF MEASURES TO ADDRESS THE ACCOUNTING AND CONTROL ISSUES NOTED HEREIN. THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE THE RISK THAT ADDITIONAL INFORMATION MAY BECOME AVAILABLE IN PREPARING AND REVIEWING THE FINANCIAL STATEMENTS WOULD REQUIRE THE COMPANY TO MAKE ADDITIONAL CORRECTIONS, THE COST, TIME AND EFFORT REQUIRED TO COMPLETE THE RESTATEMENT OF THE FINANCIAL STATEMENTS, THE RAMIFICATIONS OF THE COMPANY'S POTENTIAL INABILITY TO TIMELY FILE PERIODIC AND OTHER REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING POTENTIAL DELISTING OF THE COMPANY'S COMMON STOCK ON NASDAQ AND THE RISK OF LITIGATION OR GOVERNMENTAL INVESTIGATIONS OR PROCEEDINGS RELATING TO THESE MATTERS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 2.02. Results of Operations and Financial Condition.

On March 19, 2014, SAExploration Holdings, Inc. (the “Company”) issued a press release providing an update on certain selected unaudited preliminary results for the fourth quarter and fiscal year ended December 31, 2013. The press release also stated that on March 18, 2014, the Company made a determination to restate, and that investors should not rely upon, its previously-filed interim financial statements for the second and third quarters of 2013. See Item 4.02 below for additional information about the restatements and related matters.

A copy of the press release is furnished as an exhibit to this Current Report and incorporated by reference into this Item 2.02. The information set forth herein and in the press release is deemed to be furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 18, 2014, the Company made a determination to restate its previously-filed interim consolidated financial statements as of and for the three and six months ended June 30, 2013, and as of and for the three and nine months ended September 30, 2013 (the “Q2 and Q3 Financial Statements”), to correct certain errors in accounting relating to the recognition of share-based compensation expense of the Company’s accounting predecessor and the classification of certain work-in-progress expenses attributable to the Company’s operations in Colombia and Peru.

The board of directors of the Company reached the determination to restate the Q2 and Q3 Financial Statements, following management’s discussion of the matter with the audit committee of the Company’s board of directors and the full board of directors. In connection with that discussion, on March 18, 2014, the Company determined that investors should not rely upon the Q2 and Q3 Financial Statements.

The restatements result from information that came to the attention of the Company’s management in connection with the preparation and review of its annual report on Form 10-K for its fiscal year ended December 31, 2013. Management identified an error in the accounting for the restricted stock issued by the company formerly known as SAExploration Holdings, Inc. (“Former SAE”), which merged with and into the Company’s subsidiary Trio Merger Sub Inc. (now named SAExploration Sub, Inc.) on June 24, 2013 (the “Merger”), and which is the accounting predecessor of the Company. The Former SAE restricted stock was vested on an accelerated basis prior to the Merger, however, the Company failed to record the associated expense in the second quarter of 2013 when the vesting occurred. This will require an adjustment to include a pre-tax expense of approximately $987,000 in the Company’s interim consolidated financial statements as of and for the three and six months ended June 30, 2013, and as of and for the nine months ended September 30, 2013, to fully recognize all share-based compensation expense.

The Company’s management also identified an accounting error relating to the Company’s classification of certain work-in-progress expenses in Colombia and Peru. This led to an overstatement of the current asset "Deferred costs on contracts" relating to certain expenses that were incorrectly deferred and should have been expensed in the second and third quarter, which will require adjustments to both the Q2 and Q3 Financial Statements to record estimated pre-tax expenses of approximately $554,000 in the second quarter of 2013, and approximately $200,000 in the third quarter of 2013.

The Q2 and Q3 Financial Statements were included in the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission on August 28, 2013 and November 14, 2013, respectively. The Company will amend each of these Form 10-Qs to reflect the restatement of the affected financial statements. The Company anticipates filing the amendments in advance of filing its Form 10-K for 2013 on or prior to the deadline for filing the Form 10-K (including, if necessary, the applicable extension period available pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended).

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The audit committee and authorized officers of the Company discussed with the Company’s independent accountant the matters disclosed in this filing.

The Company’s preparation and finalization of its 2013 financial statements to be included in its annual report on Form 10-K for the fiscal year ended December 31, 2013 are ongoing, and it is possible that the restatements may include additional items not described in this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated March 19, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2014	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

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INDEX TO EXHIBITS

99.1	Press Release dated March 19, 2014.